SEMI-ANNUAL REPORT
June 30, 1997

Dear Shareholder:

         Sequoia Fund's results for the second quarter of 1997 are shown below with the usual comparable results for the leading market indexes:

                        Sequoia   Dow Jones      Standard &
To June 30, 1997         Fund     Industrials    Poor's 500

    3 months             +21.5%     +17.1%        +17.5%
    6 months             +24.3      +20.1         +20.6

         As we write this letter, Sequoia is up 25%, roughly in line with the return on the S&P 500. We must admit that it is a pleasant surprise to be able to report such strong returns to you this year. Twenty-five percent years are certainly well in excess of both our short-and long-term investment performance expectations, as well as definitively higher than the underlying earnings growth rate of our very fine stable of portfolio companies. To an important extent, this year's broad market gains reflect the upward valuation effects of the continuing decline in long-term interest rates, a phenomenon which commenced way back in the early '80s. In addition, corporate earnings gains have continued to be fairly robust in the aggregate, increasing at low double digit rates, somewhat in excess of earlier estimates. Add in persistently low inflation, a capital gains tax cut and perhaps a dash of "irrational exuberance", and you get to 25%.

         While our portfolio companies in general continue to post impressive business results, we must concede that a fair amount of their outsized investment returns to date are a result of the macro-valuation effects of the very benign investment climate. These macro-effects are hard to predict and we
certainly can't claim to have seen them coming.   Momentum is a
powerful and dangerous force and we are well aware that it can act in both directions. In fact, the phrase "Beware of momentum!" is a key investment tenet of at least one stock market sage we knew and hold in high regard.

         However, with the S&P 500 up over 100% in the last 30 months or so, people's investment return expectations are soaring. A recent consumer survey of mutual fund holders conducted by Montgomery Asset Management revealed average return expectations from stock investments over the next ten years to be 26% per year! To put this in perspective, Warren Buffett, one of the most successful investors in world history, has only compounded Berkshire Hathaway's book value at 23% per year and the very long-term annual rate of return on all equities doesn't even reach double digits. Another recent survey indicated that two-thirds of people owning mutual funds could not name a single company in which their mutual funds owned stock. (One woman even expressed surprise to learn that her equity mutual fund owned stocks!) So we have an anomalous situation where expectations are high but decoupling from rational underpinnings. Rear view driving with a heavy foot on the accelerator! As Yogi Berra said, "If you don't know where you're going, you're going to end up somewhere else."

         It may surprise you to learn that we feel somewhat perversely relieved that the modest market decline in recent days has also moderated our own gains. While we continue to expect our terrific portfolio companies to provide us with attractive returns over a five year period, we prefer a more measured pace.

         We urge you to have low expectations during this period of full equity valuations. Furthermore we recommend, from a financial planning perspective, that you maintain sufficient cash reserves to fund anticipated expenditures over the next few years as insulation from the effects of short-term market gyrations.

Sincerely,

  /s/ Richard T. Cunniff

  /s/ William J. Ruane

  /s/ R.D. Goldfarb


August 14, 1997

                       SEQUOIA FUND, INC.

        ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
       With Income Dividends Reinvested and Capital Gains
                Distributions Accepted in Shares

         The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to June 30, 1997. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                    Value of    Value of      Value of
                    Initial    Cumulative    Cumulative    Total
                    $10,000     Capital      Reinvested  Value of
PERIOD ENDED:     Investment  Distributions  Dividends    Shares
-----------       ----------  -------------  ----------  --------

July 15, 1970      $ 10,000          $0            $0     $10,000
May 31, 1971         11,750           0           184      11,934
May 31, 1972         12,350         706           451      13,507
May 31, 1973          9,540       1,118           584      11,242
May 31, 1974          7,530       1,696           787      10,013
May 31, 1975          9,490       2,137         1,698      13,325
May 31, 1976         12,030       2,709         2,654      17,393
May 31, 1977         15,400       3,468         3,958      22,826
Dec. 31, 1977        18,420       4,617         5,020      28,057
Dec. 31, 1978        22,270       5,872         6,629      34,771
Dec. 31, 1979        24,300       6,481         8,180      38,961
Dec. 31, 1980        25,040       8,848        10,006      43,894
Dec. 31, 1981        27,170      13,140        13,019      53,329
Dec. 31, 1982        31,960      18,450        19,510      69,920
Dec. 31, 1983        37,110      24,919        26,986      89,015
Dec. 31, 1984        39,260      33,627        32,594     105,481
Dec. 31, 1985        44,010      49,611        41,354     134,975
Dec. 31, 1986        39,290      71,954        41,783     153,027
Dec. 31, 1987        38,430      76,911        49,020     164,361
Dec. 31, 1988        38,810      87,760        55,946     182,516
Dec. 31, 1989        46,860     112,979        73,614     233,453
Dec. 31, 1990        41,940     110,013        72,633     224,586
Dec. 31, 1991        53,310     160,835       100,281     314,426
Dec. 31, 1992        56,660     174,775       112,428     343,863
Dec. 31, 1993        54,840     213,397       112,682     380,919
Dec. 31, 1994        55,590     220,943       117,100     393,633
Dec. 31, 1995        78,130     311,266       167,129     556,525
Dec. 31, 1996        88,440     397,099       191,967     677,506
June 30, 1997       109,770     492,948       239,106     841,824

         The total amount capital gains distributions accepted in shares was $206,108, the total amount of dividends reinvested was $81,635.

         No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

                       SEQUOIA FUND, INC.
                    Statement of Investments
                    June 30, 1997 (Unaudited)

COMMON STOCKS (95.28%)

                                                                 Value
Shares                                         Cost              (Note 1)
------                                         ----              --------

            BANK HOLDING COMPANIES (17.80%)
2,761,050   Fifth Third Bancorp             $ 92,765,943     $  226,578,666
2,100,000   First Bank System, Inc.          80,610,090         179,287,500
  225,000   Mercantile Bankshares
              Corporation                      3,475,625          9,000,000
  597,400   National Commerce Bancorp          7,406,981         13,142,800
  320,000   Regions Financial Corporation      5,348,750         10,120,000
  479,900   Wells Fargo & Company           119,285,679         129,333,050
                                            ------------     --------------
                                             308,893,068        567,462,016
                                            ------------     --------------

            CONSUMER PRODUCTS (.21%)
  339,200   Sturm, Ruger & Company, Inc.         361,700          6,656,800
                                            ------------     --------------

            FINANCIAL SERVICES (31.13%)
   21,034   Berkshire Hathaway Inc.*        165,788,581         992,804,800
                                            ------------     --------------

            INSURANCE (12.00%)
4,400,000   Progressive Corporation-Ohio+   150,092,362         382,800,000
                                            ------------     --------------

            MANUFACTURING - MOTORCYCLES (3.74%)
2,490,600   Harley Davidson, Inc.            66,707,726         119,393,138
                                            ------------     --------------

            MOTION PICTURES & VIDEO PRODUCTION (3.93%)
1,560,924   The Walt Disney Company          63,866,333         125,264,151
                                            ------------     --------------

            OFFICE SUPPLIES AND BUSINESS FORMS (3.01%)
3,191,600   Wallace Computer
                     Services, Inc. +         98,833,184         95,947,475
                                            ------------     --------------

            PERSONAL CREDIT (2.26%)
  613,400   Household International, Inc.    23,103,672          72,036,162
                                            ------------     --------------

            PHARMACEUTICALS (5.57%)
2,760,000   Johnson & Johnson                 55,292,182        177,675,000
                                            ------------     --------------

            SERVICES (15.31%)
14,200,000  Freddie Mac #                     58,732,552        488,125,000
                                            ------------     --------------

            Miscellaneous Securities
                   (.32%)                      8,288,641         10,245,250
                                            ------------     --------------

            TOTAL COMMON STOCKS            $ 999,960,001     $3,038,409,792
                                          --------------     --------------

                             SEQUOIA FUND, INC.
                          Statement of Investments
                          June 30, 1997 (Unaudited)
                                 (continued)

        Principal                                                Value
        Amount                              Cost                (Note 1)
        ---------                           ----                 -------

U.S. GOVERNMENT OBLIGATIONS (4.72%)
$  20,200,000 U.S. Treasury Bills due
             7/3/97 through 8/21/97       $   20,091,838     $   20,091,838
  130,000,000 U.S. Treasury Notes,
             6% due 5/31/98                  129,746,970        130,325,000
                                            ------------       ------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS          149,838,808        150,416,838
                                            ------------       ------------
  TOTAL INVESTMENTS (100%)++              $1,149,798,809     $3,188,826,630
                                          ==============     ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 6.
#  Name changed from Federal Home Loan Mortgage Corporation effective 7/1/97.



                       SEQUOIA FUND, INC.
               Statement of Assets and Liabilities
                    June 30, 1997 (Unaudited)

ASSETS:

Investments in securities, at value
  (cost $1,149,798,809) (Note 1)                   $3,188,826,630

Cash on deposit with custodian                          3,426,240

Receivable for capital stock sold                       1,194,506

Dividends and interest receivable                       1,911,227

Other assets                                               30,411
                                                   --------------
     Total assets                                   3,195,389,014
                                                   ==============

LIABILITIES:

Payable for capital stock repurchased                   2,961,636

Accrued expenses                                        2,659,225
                                                   --------------
     Total liabilities                                  5,620,861
                                                   --------------

Net assets applicable to 29,058,986
shares of capital stock outstanding
(Note 4)                                           $3,189,768,153
                                                   ==============

Net asset value, offering price and
redemption price per share                                $109.77
                                                         ========

               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                     Statement of Operations
           Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
   Income:
     Dividends:
       Unaffiliated companies                                 $ 10,670,313
       Affiliated companies (Note 6)                             1,354,938
     Interest                                                    5,246,564
                                                              ------------
       Total income                                             17,271,815
                                                              ------------

   Expenses:
     Investment advisory fee (Note 2)                           13,976,038
     Legal and auditing fees                                        40,652
   Stockholder servicing agent fees                                129,763
   Custodian fees                                                   50,000
     Directors fees and expenses (Note 5)                           75,212
     Other                                                          47,735
                                                              ------------
       Total expenses                                           14,319,400
     Less expenses reimbursed by Investment Adviser (Note 2)       269,000
                                                              ------------
       Net expenses                                             14,050,400
                                                              ------------
          Net investment income                                  3,221,415
                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain on investments:
     Unaffiliated companies                                         45,807

   Net increase in unrealized appreciation on:
     Investments                                               620,648,643
                                                              ------------
     Net realized and unrealized gain on investments           620,694,450
                                                              ------------
Increase in net assets from operations                        $623,915,865
                                                              ============

               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.

               Statements of Changes in Net Assets

                                                  Six Months
                                                    Ended           Year
                                                   6/30/97          Ended
                                                 (Unaudited)       12/31/96
                                                 -----------      ----------

INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                      $    3,221,415   $  10,489,277
    Net realized gain                                  45,807     181,100,219
    Net increase in unrealized
    appreciation                                  620,648,643     284,570,632
                                               --------------  --------------
    Net increase in net assets from operations    623,915,865     476,160,128

  Distributions to shareholders from:
    Net investment income                          (3,194,351)   ( 10,387,500)
    Net realized gain on investments                 (290,440)   (166,897,159)
Capital share transactions (Note 4)               (11,661,418)     96,600,320
                                               --------------  --------------
      Total increase                              608,769,656     395,475,789


NET ASSETS:
  Beginning of period                           2,580,998,497   2,185,522,708
                                               --------------  --------------
  End of period                                $3,189,768,153  $2,580,998,497
                                               ==============  ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in surplus)      $1,150,562,294  $1,162,223,712
  Undistributed net investment income                 134,294         107,230
  Undistributed net realized gains                     43,744         288,377
  Unrealized appreciation                       2,039,027,821   1,418,379,178
                                               --------------  --------------
      Total Net Assets                         $3,189,768,153  $2,580,998,497
                                               ==============  ==============

               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

         Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock.
The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

         The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

         Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the six months ended June 30, 1997 and the Investment Adviser reimbursed the Fund $269,000.

         For the six months ended June 30, 1997, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $13,976,038 and brokerage commissions of $15,435 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the six months ended June 30, 1997.

NOTE 3--PORTFOLIO TRANSACTIONS:

         The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the six months ended June 30, 1997 were $58,382,328 and -0-,respectively.

         At June 30, 1997 the aggregate gross unrealized appreciation and depreciation of securities were $2,041,913,530 and $2,885,709, respectively.

NOTE 4--CAPITAL STOCK:

         At June 30, 1997 there were 40,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1997 and the year ended
December 31, 1996 were as follows:

                                   1997                     1996
                           ---------------------     -------------------
                           Shares       Amount       Shares       Amount
                          --------     --------     --------     --------

Shares sold                887,963   $ 85,458,099   1,605,188  $ 136,443,268

Shares issued to
stockholders on
reinvestment of:
   Net investment income    21,191      2,331,456     88,467       7,512,710
   Net realized gain on
     investments             2,422        266,471  1,739,720     149,633,365
                        ----------    -----------  ----------    -----------

                           911,576     88,056,026   3,433,375    293,589,343

Shares repurchased       1,037,646     99,717,444  2,220,186     196,989,023
                        ----------    -----------  ----------    -----------

Net (decrease) increase  (126,070) $ (11,661,418)  1,213,189    $ 96,600,320
                        ==========    =========== ==========     ===========

NOTE 5--DIRECTORS FEES AND EXPENSES:

         Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the six months ended June 30, 1997 was $75,212.

NOTE 6--AFFILIATED COMPANIES:

         Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at June 30, 1997 aggregated $478,747,475 and $248,925,546, respectively. The summary of transactions for each affiliate during the period of their affiliation for the six months ended June 30, 1997 is provided below:

                              Purchases         Sales
                           --------------  -------------   Realized  Dividend

         Affiliate         Shares   Cost    Shares   Cost    Gain     Income
  -----------------------  ------   -----   ------   ----    -----    -------

Progressive Corp - Ohio      --      --       --      --      --    $  528,000
Wallace Computer Service,
       Inc.            1,599,600  $50,093,687 --      --      --       826,938
                                                                    $1,354,938
                                                                    ==========

NOTE 7--SELECTED FINANCIAL INFORMATION:

                          Six
                         Months                Year Ended December 31,
                         Ended                ------------------------
                         June 30
                      1997      1996      1995      1994      1993    1992
                     ------    ------    ------    ------    ------  ------

Per Share Operating
Performance (for a share
outstanding throughout
the period) Net asset
value, beginning of
period               $88.44    $78.13    $55.59    $54.84    $56.66    53.31
                     ------    ------    ------    ------    ------    -----

Income from investment
operations:

  Net investment
  income              0.12      0.38      0.31      0.42      0.64     0.93

  Net realized and
  unrealized gains
  on investments      21.33     16.41     22.62     1.41      5.39     3.98
                     ------    ------    ------    ------    ------   ------

  Total from investment
  operations          21.45     16.79     22.93     1.83      6.03     4.91
                     ------    ------    ------    ------    ------   ------

Less distributions:
  Dividends from net
  investment income  (0.11)    (0.38)    (0.31)    (0.42)    (0.65)   (0.93)

  Distributions from
  net realized gains (0.01)    (6.10)    (0.08)    (0.66)    (7.20)   (0.63)
                     ------    ------    ------    ------    ------   ------

Total distributions  (0.12)    (6.48)    (0.39)    (1.08)    (7.85)   (1.56)
                     ------    ------    ------    ------    ------   ------

  Net asset value,
  end of period      $109.77   $88.44    $78.13    $55.59    $54.84   $56.66
                     ======    ======    ======    ======    ======   ======

  Total Return       24.3%+     21.7%     41.4%     3.3%     10.8%     9.4%

Average commission
rate paid ++          $.056    $.055       ---       ---       --       --

Ratios/Supplemental data
  Net assets, end
  of period (in
  millions)         $3,189.8  $2,581.0  $2,185.5  $1,548.3  $1,512.1 $1,389.3

  Ratio to average
  net assets:
    Expenses          1.0%*     1.0%      1.0%      1.0%      1.0%     1.0%
    Net investment
       income         0.2%*     0.4%      0.5%      0.8%      1.1%     1.8%
  Portfolio turnover
    rate               4%        23%       15%       32%       24%      28%

  +  Not annualized
  *  Annualized
  ++ Required by regulations issued in 1995

SEQUOIA FUND, INC.

767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DIRECTORS
    William J. Ruane
    Richard T. Cunniff
    Robert D. Goldfarb
    John M. Harding
    Francis P. Matthews
    C. William Neuhauser
    Robert L. Swiggett

OFFICERS
    William J. Ruane         - Chairman of the Board
    Richard T. Cunniff       - President
    Robert D. Goldfarb       - Vice President
    Carol L. Cunniff         - Vice President
    Joseph Quinones, Jr.     - Vice President, Secretary &
                                  Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
    Ruane, Cunniff & Co., Inc.
    767 Fifth Avenue, Suite 4701
    New York, New York  10153-4798

CUSTODIAN
    The Bank of New York
    90 Washington Street
    New York, New York  10286

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
    DST Systems, Inc.
    P.O. Box 419477
    Kansas City, Missouri  64141

LEGAL COUNSEL
    Seward & Kissel
    One Battery Park Plaza
    New York, New York  10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.








                               16
69900020.AT4